SUBSEQUENT EVENTS - Transfer of interest in Companhia de Transmisso Centroeste de Minas S.A (Details) - Transfer of interest in Companhia de Transmisso Centroeste de Minas S.A R$ in Millions	Jan. 13, 2020 BRL (R$)
Disclosure of non-adjusting events after reporting period [line items]
Amount received from sale of SPEs	R$ 45.0
Net result in operation	R$ 26.3
Ownership interest transferred (in percent)	49.00%
Percentage of transfers from SPEs sold completed	100.00%